November 23, 2021Q3 2022 Results Exhibit 99.2

• Q3 2022 Overview • Industry Update • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A Participants Agenda 2 Steven E. Nielsen President & Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending January 29, 2022 found within this presentation. These statements are subject to change. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the duration and severity of a pandemic caused by COVID-19, our ability to comply with various COVID-19 legal and contractual requirements and the impacts that those requirements may have on our workforce and our ability to perform our work, vaccination rates in the areas where we operate, any worsening of the pandemic caused by increasing infection rates triggered by new variants, future economic conditions and trends including the potential impacts of an inflationary economic environment, customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 23, 2021 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Important Information 3

4Q3 2022 Overview Contract Revenues Contract revenues of $854.0 million increased 6.6% organically after excluding $8.9 million of revenues from storm restoration services in the year ago period Operating Performance Non-GAAP Adjusted EBITDA of $83.1 million, or 9.7% of contract revenues, compared to $92.8 million, or 11.5% of contract revenues, in the year ago period Non-GAAP Adjusted Diluted Earnings per Common Share of $0.95, compared to $1.06 in the year ago period Non-GAAP Adjusted Diluted Earnings per Common Share includes $0.10 per common share diluted of incremental tax benefits for credits related to tax filings for prior periods Liquidity Solid liquidity of $314.7 million Strong operating cash flow of $104.3 million reflecting a sequential DSO decline of 12 days 2021 Convertible Notes repaid in full at maturity in September 2021 Backlog Subsequent to Q3 2022, we received three-year awards for construction services in a number of states valued in excess of $500 million in total that will be incorporated in the Q4 2022 calculation of backlog Contract Revenues Non-GAAP Adjusted Diluted EPS

5Industry Update Major industry participants constructing or upgrading significant wireline networks across broad sections of the country generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies Industry participants have stated their belief that a single high-capacity fiber network can most cost effectively deliver services to both consumers and businesses, enabling multiple revenue streams from a single investment; this view is increasing the appetite for fiber deployments Increasing access to high capacity telecommunications continues to be crucial to society, especially in rural America The recently enacted Infrastructure Investment and Jobs Act includes over $40 billion for the construction of rural communications networks in unserved and underserved areas across the country, an unprecedented level of support An increasing number of states are commencing initiatives that will provide funding for telecommunications networks even prior to the initiation of funding under the Infrastructure act. Industry effort to deploy high capacity fiber networks continues to meaningfully broaden our industry’s set of opportunities Fiber network deployment opportunities are increasing Our scale and financial strength position us well to deliver valuable services to our customers despite macro-economic conditions We are providing services for 1 gigabit deployments and converged wireless/wireline multi-use network deployments across the country in numerous geographic areas to multiple customers Fiber network deployment opportunities are increasing in rural America as new industry participants respond to emerging societal incentives We continue to provide integrated planning, engineering and design, procurement, construction and maintenance services to several industry participants Macro-economic effects and potential supply constraints may influence the near-term execution of some customer plans Broad increases in demand for fiber optic cable and related equipment may impact delivery lead times in the short to intermediate term The market for labor continues to tighten in regions around the country; furthermore, the automotive supply chain is currently challenged, particularly for the large truck chassis required for specialty equipment

Contract Revenues 6 Q3 2022 Organic Growth (Decline): 6.6% (3.5)% 32.5% Total Customers Top 5 Customers2 All Other Customers 68.3% 118.6% AT&T Frontier Top 5 customers represented 65.4% and 71.6% of contract revenues in Q3 2022 and Q3 2021, respectively2 Fiber construction revenue from electric utilities increased organically 75.3% year-over-year and was $53.7 million, or 6.3% of contract revenues, in Q3 2022 Q3 2022 % of contract revenues from customers #6 through #10: 4.1% 3.2% 2.2% 2.0% 1.8% Customer #6 Windstream Ziply Fiber Charter Dominion Energy

7Backlog, Awards and Employees Selected Q3 2022 Awards and Extensions: Customer Description of Services Area Term Frontier Fiber Construction CA, TX, IN, NY, CT, FL 2 years Consolidated Communications Construction & Maintenance NH 3 years Windstream Construction OH, PA, NY, KY, AL 2-3 years Lumen Construction & Maintenance OR, MN, IA 3 years Various Rural Fiber Deployments AZ, CO, MO, IN, AR, MS, TN, GA 1 year

Financial Highlights 8 As % of Contract Revenues Contact revenues of $854.0 million increased 6.6% organically after excluding $8.9 million of revenues from storm restoration services in the year ago period Non-GAAP Adjusted EBITDA of $83.1 million, or 9.7% of contract revenues Non-GAAP Adjusted Diluted Earnings per Common Share of $0.95 GAAP net income and Non-GAAP Adjusted Net Income include approximately $3.0 million, or $0.10 per common share diluted, of incremental tax benefits for credits related to tax filings for prior periods

9Debt and Liquidity Overview 2021 Convertible Notes repaid in full at maturity in September 2021; notional net debt reduced by $60.0 million during Q3 2022 Solid liquidity of $314.7 million at Q3 2022 Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility $ Millions Q2 2022 Q3 2022 Debt Summary 4.50% Senior Notes, mature April 2029: $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:4 Term Loan Facility 350.0 350.0 Revolving Facility - - 0.75% Convertible Notes, matured September 2021: 58.3 - Total Notional Amount of Debt $ 908.3 $ 850.0 Less: Cash and Equivalents 261.9 263.7 Notional Net Debt 646.3 586.3 Liquidity5 $ 299.1 $ 314.7

10Cash Flow Overview Strong operating cash flows of $104.3 million Capital expenditures, net of disposals, for fiscal 2022 expected to range from $135 million to $150 million, an increase of $10 million to $25 million compared to the high end of $125 million in the prior outlook provided in Q2 2022 Total DSOs of 113 days improved 12 days sequentially as we made substantial progress on a large customer program 4 Qtrs Ended Q3 2022 Operating Cash Flow 4 Qtrs Ended Jan 20187 $ Millions Q3 2021 Q3 2022 Cash Flow Summary Operating cash flow $ 111.9 $ 104.3 Capital expenditures, net of disposals $ (3.5) $ (44.1) Repayments on Senior Credit Facility $ (120.6) $ - Extinguishment of 2021 Convertible Notes $ - $ (58.3) Other financing & investing activities, net $ 1.6 $ (0.2) Days Sales Oustanding ("DSO") Q2 2022 Q3 2022 Total DSO6 125 113

Contract revenues Increase modestly from Non-GAAP Organic Contract Revenues of $691.8 million for the quarter ended January 30, 2021 Non-GAAP Organic Contract Revenues for the quarter ended January 30, 2021 excluded $5.7 million in contract revenues from storm restoration services and $53.2 million for the additional week of operations as a result of the Company’s 52/53 week fiscal year Non-GAAP Adjusted EBITDA % of contract revenues In-line to modestly higher compared to Q4 2021 Interest expense $8.8 million Total Interest Expense Interest on the 2029 Notes, Term Loan, letters of credit, bank fees for revolving credit facility capacity, amortization of debt issuance costs and other interest Non-GAAP Adjusted Effective Income Tax Rate (as a % of Non-GAAP Adjusted Income before Taxes) Approximately 27.0% 11Outlook for Quarter Ending January 29, 2022 (Q4 2022) Supplemental Q4 2022 Outlook Information: Q4 2022 Outlook:

12Closing Remarks Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities Telephone companies are deploying FTTH to enable 1 gigabit high speed connections and, increasingly, rural electric utilities are doing the same Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream Wireless construction activity in support of newly available spectrum bands is beginning and expected to increase next year Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We maintain significant customer presence throughout our markets and are encouraged by the breadth in our business A growing number of our customers are committed to multi-year capital spending initiatives

Notes 13 1) Organic growth (decline) % adjusted for revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2) Top 5 customers included AT&T, Comcast, Lumen, Verizon, and Frontier for Q3 2022, compared to Verizon, Comcast, Lumen, AT&T, and Windstream for Q3 2021. 3) The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 4) As of both Q2 2022 and Q3 2022, the Company had $46.3 million of standby letters of credit outstanding under the Senior Credit Facility. 5) Liquidity represents the sum of the Company’s availability on its revolving facility as defined by the Company’s Senior Credit Facility and available cash and equivalents. 6) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 7) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the Four Quarters Ended January 27, 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018, and Q2 2018 for comparative purposes to other twelve month periods presented.